SUPPLEMENT TO THE SUMMARY PROSPECTUSES, PROSPECTUSES AND
STATEMENTS OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
(Each, a “Fund” and together, the “Funds”)

At a meeting held on May 19-20, 2015, the Board of Trustees of the Funds (the “Board”) approved the following changes in response to the Securities and Exchange Commission’s 2014 amendments to rules governing money market funds, to become effective on or prior to October 14, 2016:

Retail Money Market Funds

The Board has preliminarily designated the following Funds as “retail money market funds”, within the meaning of amended Rule 2a-7 under the Investment Company Act of 1940 (the “Retail Money Market Funds”):

  Wells Fargo Advantage Money Market Fund
  Wells Fargo Advantage California Municipal Money Market Fund
  Wells Fargo Advantage Municipal Money Market Fund
  Wells Fargo Advantage National Tax-Free Money Market Fund

The Board has approved preliminary policies and procedures that are reasonably designed to limit all beneficial owners of the Retail Money Market Funds to natural persons and that will be implemented on or prior to October 14, 2016.  The Retail Money Market Funds will continue to use amortized cost to transact at a stable $1.00 net asset value (“NAV”). The Retail Money Market Funds will be required to adopt policies and procedures to authorize the imposition of a fee on redemptions (“liquidity fee”) and/or a suspension of redemptions (“redemption gate”) in the event that a Fund’s weekly liquid assets fall below designated thresholds, subject to the discretion of the Board.

Institutional Money Market Funds

The Board has not designated the following Funds as “retail money market funds” (the “Institutional Money Market Funds”):

  Wells Fargo Advantage Heritage Money Market Fund
  Wells Fargo Advantage Cash Investment Money Market Fund
  Wells Fargo Advantage Municipal Cash Management Money Market Fund

The Institutional Money Market Funds will be required to transact at their market-based NAV, rounded to four decimal places. The Institutional Money Market Funds will also be required to adopt policies and procedures to authorize the imposition a liquidity fee and/or redemption gate in the event that a Fund’s weekly liquid assets fall below designated thresholds, subject to the discretion of the Board.  The Institutional Money Market Funds will not be limited to institutional investors, but will continue to be available to retail investors as well.

Government Money Market Funds

The following Funds will continue to be “government money market funds”, within the meaning of amended Rule 2a-7 under the Investment Company Act of 1940 (the “Government Money Market Funds”):

  Wells Fargo Advantage Government Money Market Fund
  Wells Fargo Advantage Treasury Plus Money Market Fund
  Wells Fargo Advantage 100% Treasury Money Market Fund

The Government Money Market Funds will continue to use amortized cost to transact at a stable $1.00 NAV. The Board has determined that it has no current intention of voluntarily adopting liquidity fees or redemption gates for the Government Money Market Funds.

May 21, 2015                                                                                                                      MMAM055/P1203SP